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                                                                  Exhibit 10(24)

                   AGREEMENT    007.02  ON CRUDE OIL SALES

13 AUGUST, 2002

CONCLUDED BETWEEN NINOTSMINDA OIL COMPANY LIMITED AND SVETI LTD AS FOLLOWS:

1.      SELLER:

NINOTSMINDA OIL COMPANY LIMITED
22, STASICRATOUS
OLGA COURT
P.O.BOX 48
NICOSIA, CYPRUS

2.      BUYER:

SVETI LIMITED
BUILD.15, SANZONA
TBILISI, GEORGIA

3.      CONTRACT PERIOD:

THIS AGREEMENT IS FOR A PERIOD OF TWELVE MONTHS FROM THE DATE HEREOF PLUS THE TIME REQUIRED FOR REPAYMENT OF THE OUTSTANDING SECURITY PAYMENT IN OIL WHICH IS ESTIMATED TO TAKE FIVE (5) MONTHS.

4.      QUANTITY:

THE MONTHLY QUANTITY OF OIL AVAILABLE FOR SALE TO THE BUYER UNDER THE TERMS OF THIS AGREEMENT WILL BE LIMITED TO THE SELLER'S MONTHLY SHARE OF OIL PRODUCED UNDER THE NINOTSMINDA PRODUCTION SHARING CONTRACT DURING THE CONTRACT PERIOD ("MONTHLY QUANTITY"). THE SELLER'S BEST ESTIMATE OF THE MONTHLY QUANTITY IS 2,000 METRIC TONNES, BUT THE SELLER IS ONLY OBLIGED TO DELIVER ITS SHARE OF OIL ACTUALLY PRODUCED. IN THE EVENT THAT THE SELLER FAILS TO PRODUCE THE ESTIMATED MONTHLY QUANTITY THE SELLER SHALL HAVE NO LIABILITY TO THE BUYER AS A RESULT OF THAT FAILURE.

THE CONVERSION RATIO FOR METRIC TONNES: BARRELS SHALL BE DETERMINED FROM SAMPLES TAKEN AT THE TIME OF DELIVERY.

5.      QUALITY:

NINOTSMINDA CRUDE OIL OF NORMAL EXPORT QUALITY ("OIL") WITH THE FOLLOWING GUARANTEED SPECIFICATION:

- DENSITY AT 200 C                      820 - 840 KG/CSM
- SULPHUR                                MAX 0,2 WT PCT
- WATER                                    MAX 1.0 PCT

QUALITY OF OIL SHOULD COINCIDE WITH THE EXISTING NORMS. SELLER AND BUYER SHALL MEET TO AGREE THE APPOINTMENT OF AN INDEPENDENT EXPERT LABORATORY, TO WHOM ANY DISPUTES CONCERNING THE QUALITY OF THE OIL OR THE METHOD OF TESTING THEREOF SHALL BE REFERRED AND BOTH PARTIES MUST ACCEPT THE DECISION OF THE EXPERT.

6.      DELIVERY:

ON A MONTHLY BASIS ON A DATE TO BE AGREED BETWEEN BUYER AND SELLER, SELLER SHALL MAKE OIL AVAILABLE TO THE BUYER AT GEORGIAN OIL'S STORAGE RESERVOIRS AT SAMGORI
(NGDU) IN CAR TANKS PROVIDED BY THE BUYER ("DELIVERY POINT"). OIL SHALL BE CONSIDERED DELIVERED AS THE OIL PASSES THE FILLING HOSE TO THE CAR TANKS. THE SELLER, BUYER AND THE OPERATOR OF THE OIL STORAGE AND LOADING FACILITY WILL SIGN THE RELATED DELIVERY ACT.

7.      PRICE:

THE PRICE IN US DOLLARS PER NET US BARREL AT THE DELIVERY POINT FOR OIL DELIVERED DURING EACH MONTH SHALL BE EQUAL TO THE AVERAGE OF THE MEAN OF THREE QUOTATIONS IN THE PLATTS CRUDE OIL MARKETWIRE FOR BRENT DATED QUOTATIONS MINUS A DISCOUNT IN US DOLLARS PER NET US BARREL ESTABLISHED IN ACCORDANCE WITH THE FOLLOWING FORMULA:

                DATED BRENT (US$/BBL)               DISCOUNT (US$/BBL)

                   LESS THAN 15.00                         6.00
                    15.01 - 20.00                          6.50
                    20.01 - 25.00                          7.00
                 GREATER THAN 25.01                        7.50


IN THE EVENT THAT THE MONTHLY QUANTITY IS LESS THAN 2,000 METRIC TONNES, THE DISCOUNT SHALL BE ADJUSTED TO US$ 7.50 PER BARREL WHEN DATED BRENT IS IN THE PRICE RANGE US$ 20.01 - US$ 25.00.

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THE APPLICABLE QUOTATIONS SHALL BE THE THREE PUBLISHED QUOTATIONS FOR THE 23RD,
24TH AND THE 25TH DAY OF THE MONTH IN WHICH THE DELIVERY OF OIL TAKES PLACE. IF ANY OF THE QUOTATION DAYS FALLS ON A SATURDAY OR SUNDAY OR OTHER NON-TRADING DAY, THE NEAREST EARLIER QUOTATIONS SHALL APPLY.

ALWAYS THREE QUOTATIONS TO APPLY.

THE PRICE HAS BEEN CALCULATED EXCLUSIVE OF VAT, HOWEVER VAT IS PAYABLE ON SALES UNDER THE AGREEMENT AND THIS WILL BE LEVIED AT THE EFFECTIVE RATE CURRENT IN THE TERRITORY OF GEORGIA AT THE TIME AND SHALL BE PAYABLE BY THE BUYER TO THE SELLER.

8.      SECURITY FOR PAYMENT:

AS SECURITY FOR PAYMENT THE BUYER WILL PAY ONE MILLION (1,000,000) US DOLLARS TO THE SELLER'S NOMINATED US DOLLAR ACCOUNT WITHIN FIVE (5) BANKING DAYS OF SIGNING THE AGREEMENT (SECURITY). THE SECURITY WILL BE RETAINED BY THE SELLER FOR ITS OWN USE AND ACCOUNT FOR A PERIOD OF TWELVE MONTHS AND WILL BE REPAID TO THE BUYER AFTER THE END OF THE TWELVE-MONTH PERIOD THROUGH THE DELIVERY OF AN ADDITIONAL QUANTITY OF OIL TO THE VALUE OF THE SECURITY AT THE PRICE SET OUT IN THE AGREEMENT AND AT THE RATE OF THE SELLER'S SHARE OF MONTHLY PRODUCTION.

HOWEVER IF THE MONTHLY QUANTITY IS LESS THAN 1,500 METRIC TONNES, AFTER SIX (6) MONTHS THE SECURITY PAYMENT MAY BE REDUCED BY THE VALUE OF EACH MONTH'S DELIVERY AT THE BUYERS DISCRETION.

9.      PAYMENT:

IN US DOLLARS NET CASH, WITHOUT WITHHOLD, OFFSET, COUNTERCLAIM OR DEDUCTION WHATSOEVER INTO SELLER'S NOMINATED BANK ACCOUNT WITH FULL VALUE WITHIN THREE (3) DAYS OF THE 26TH DAY OF EACH MONTH COMMENCING IN AUGUST 2002.

RECONCILIATION SHALL BE MADE AT THE MOMENT OF THE NEXT PAYMENT FOR OIL AND ANY UNDER PAYMENTS OR OVER PAYMENTS AS APPROPRIATE SHALL BE PAID BY THE BUYER OR THE SELLER AS APPROPRIATE.

10.     RISKS AND PROPERTY:

NOTWITHSTANDING ANYTHING HEREIN EXPRESSLY OR BY IMPLICATION TO THE CONTRARY, THE RISK AND PROPERTY IN THE OIL DELIVERED HEREUNDER SHALL PASS TO THE BUYER AT THE DELIVERY POINT.

11.     LAW AND JURISDICTION:

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH ENGLISH LAW AND THE PARTIES SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE LONDON HIGH COURT WITHOUT RECOURSE TO ARBITRATION.

IN THE EVENT THE BUYER IS UNABLE TO PURCHASE OIL PRODUCED DURING ANY MONTH, THE BUYER SHALL NOTIFY THE SELLER BY 1ST DAY OF THE MONTH IN WHICH THE OIL IS TO BE LIFTED OF SUCH INABILITY TO PERFORM AND ON RECEIVING SUCH NOTICE THE SELLER SHALL BE ENTITLED TO SELL THE MONTHLY QUANTITY AT ITS DISCRETION. HOWEVR SELLER SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT IN THE EVENT THAT BUYER FAILS TO MAINTAIN ITS PAYMENT OBLIGATIONS UNDER THIS AGREEMENT FOR OIL DELIVERED BY THE SELLER AND RECEIVED BY THE BUYER OR TO COMPLY WITH THE OTHER PROVISIONS OF THIS AGREEMENT. SUCH TERMINATION SHALL BE WITHOUT PREJUDICE TO THE SELLER'S OTHER RIGHTS HEREUNDER.

12.     FORCE MAJEURE:

IF EITHER PARTY IS RENDERED UNABLE TO PERFORM FULLY OR IN PART ANY OBLIGATION UNDER THIS AGREEMENT, EXCEPT IN RELATION TO OBLIGATIONS TO MAKE PAYMENTS DUE UNDER THIS AGREEMENT, THEN TO THE EXTENT THAT SUCH INABILITY ARISES FROM A CAUSE OR CAUSES BEYOND THAT PARTY'S CONTROL AND UPON SUCH PARTY PROMPTLY GIVING WRITTEN NOTICE TO THE OTHER PARTY OF SUCH CAUSE(S), NEITHER PARTY SHALL BE LIABLE TO THE OTHER IN DAMAGES OR OTHERWISE AND THE TIME FOR PERFORMANCE OF THE AFFECTED OBLIGATION SHALL BE EXTENDED DURING AND FOR THE PERIOD OF INABILITY SO CAUSED, UP TO A MAXIMUM OF THIRTY (30) CALENDAR DAYS.

SHOULD SUCH PERIOD OF INABILITY CONTINUE IN EXCESS OF THIRTY (30) CALENDAR DAYS, EITHER PARTY SHALL HAVE THE RIGHT TO TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO THE OTHER PARTY, IN WHICH CASE NEITHER PARTY SHALL BE RESPONSIBLE FOR FURTHER PERFORMANCE NOR LIABLE IN ANY WAY TO EACH OTHER, PROVIDED THE SECURITY PAYMENT IN THE AMOUNT OUTSTANDING AT THE TIME SHALL BE RETURNED WITHIN FIVE (5) BANKING DAYS BY THE SELLER.

THE TERM CAUSE(S) BEYOND THAT PARTY'S CONTROL USED HEREIN SHALL INCLUDE (BUT WITHOUT LIMITING THE GENERALITY OF SUCH TERM): AN ACT OF GOD, WAR (DECLARED OR UNDECLARED), MILITARY OPERATIONS, BLOCKADE, REVOLUTION, DISTURBANCE, TRADE RESTRICTION, ACTION BY ANY GOVERNMENT OR GOVERNMENTAL OR CIVIL OR MILITARY AUTHORITY, EMBARGO, STRIKE, LOCK-OUT OR LABOUR DISPUTE, FIRE, ICE CONDITIONS, OR ANY OTHER CAUSE OF A SIMILAR NATURE AS DESCRIBED HEREIN BEYOND THAT PARTY'S CONTROL.

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13.     OTHER TERMS:

ON THE BASIS OF THE BUYER'S WRITTEN REQUEST, THE SELLER WILL ASSIST THE BUYER TO EXPORT OIL THROUGH PROPERLY EXECUTED OIL SALES CONTRACTS WITH A THIRD PARTY ON THE SAME TERMS AS STIPULATED IN THIS AGREEMENT PROVIDING THIS IS DONE IN ACCORDANCE WITH GEORGIAN LEGISLATION AND THE BUYER INDEMNIFYS THE SELLER FROM AND AGAINST ANY AND ALL CLAIMS OF ANY KIND, LIABILITIES INCLUDING BUT NOT LIMITED TO VAT PAYMENTS, AND EXPENSES WHICH MAY EMERGE AS A RESULT OF THE SELLER ENTERING INTO SALES CONTRACTS WITH A THIRD PARTY AT THE REQUEST OF THE BUYER. SUCH INDEMNIFICATION SHALL BE COVERED FROM THE SECURITY PROVIDED BY THE ARTICLE 8 OF THIS AGREEMENT.

IN THE EVENT THE BUYER PAYS ONE MILLION (1,000,000) US DOLLARS UNDER THIS AGREEMENT TO THE SELLER AND THE SELLER BECOMES UNABLE TO SUPPLY THE BUYER WITH THE QUANTITY OF OIL REQUIRED TO COVER THIS OR ANY REMAINING UNPAID AMOUNT, THE SELLER SHALL PAY TO THE BUYER THE OUTSTANDING AMOUNT IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT; IN CASE OF FAILURE TO PAY IN ACCORDANCE WITH THE TIME TERM OF THE AGREEMENT A PENALTY IN THE AMOUNT OF TWENTY (20) PER CENT PER ANNUM I.E. 0.0548% PER EACH DAY DELAY SHALL APPLY.

THIS AGREEMENT IS MADE IN GEORGIAN AND ENGLISH, TWO EQUAL COPIES IN EACH
LANGUAGE.

14.     ENTIRE AGREEMENT

THIS AGREEMENT CONTAINS THE ENTIRE AGREEMENT OF BOTH PARTIES AND IT CANNOT BE MODIFIED UNLESS IN WRITING.

15.     BANK DETAILS:

US DOLLAR ACCOUNT:

HSBC BANK INTERNATIONAL LIMITED
PO BOX 315, ST PETER PORT
GUERNSEY GY1 3JQ
CHANNEL ISLANDS

SWIFT:                                       MIDLJESH
ACCOUNT CURRENCY:                            US DOLLARS
ACCOUNT NAME:                                NINOTSMINDA OIL COMPANY USD ACCOUNT
ACCOUNT NO.:                                 011 645496 361
COVER THROUGH:                               BANKERS TRUST COMPANY
                                             1 BANKERS TRUST PLAZA
                                             LIBERTY STREET
                                             NEW YORK
                                             NY 10006

                                             A/C NO.: 04082437
                                             SPECIAL INSTRUCTIONS: BKTRUS33

GEORGIAN LARI ACCOUNT:

CARTU BANK VAKE BRANCH, TBILISI
CODE: 220101079
NINOTSMINDA OIL COMPANY LIMITED, REPRESENTATION IN GEORGIA
ACC.NO. 36006

16.     SIGNATURES:

FOR NINOTSMINDA OIL COMPANY LIMITED:        FOR SVETI LIMITED:

/s/ZAZA GORGADZE.                             /s/ZAAL SAMKHARADZE
   ZAZA GORGADZE                                 ZAAL SAMKHARADZE